Prospectus Supplement	November 30, 2022

Putnam RetirementReady® Funds
Prospectus dated November 30, 2022

Putnam Investment Management, LLC (“Putnam Management”), the investment adviser of the Putnam RetirementReady® Funds (each, a “Fund,” and each Fund a series of Putnam Target Date Funds (the “Trust”)), has recommended, and the Trust’s Board of Trustees has approved, changes to each Fund’s name and principal investment strategies (collectively, the “Repositioning”). The investment goal of each Fund will remain unchanged following the Repositioning. Putnam Management currently anticipates that the Repositioning will become effective on or around February 10, 2023 (the “Effective Date”). On the Effective Date, each Fund’s name will change as follows:

Current Fund	Repositioned Fund
Putnam RetirementReady 2065 Fund	Putnam Sustainable Retirement 2065 Fund
Putnam RetirementReady 2060 Fund	Putnam Sustainable Retirement 2060 Fund
Putnam RetirementReady 2055 Fund	Putnam Sustainable Retirement 2055 Fund
Putnam RetirementReady 2050 Fund	Putnam Sustainable Retirement 2050 Fund
Putnam RetirementReady 2045 Fund	Putnam Sustainable Retirement 2045 Fund
Putnam RetirementReady 2040 Fund	Putnam Sustainable Retirement 2040 Fund
Putnam RetirementReady 2035 Fund	Putnam Sustainable Retirement 2035 Fund
Putnam RetirementReady 2030 Fund	Putnam Sustainable Retirement 2030 Fund
Putnam RetirementReady 2025 Fund	Putnam Sustainable Retirement 2025 Fund
Putnam RetirementReady Maturity Fund	Putnam Sustainable Retirement Maturity Fund

Information Concerning the Funds’ Investment Strategies and Risks Following the Repositioning:

In addition to the name change, on the Effective Date each Fund’s principal investment strategies will change, and it will pursue its investment objective by investing primarily in Putnam Management-sponsored exchange-traded funds that focus on investments with positive sustainability or environmental, social, and governance (“ESG”) characteristics (hereinafter referred to as “underlying funds”). Putnam Management will serve as investment adviser to each underlying fund, and, for two of the underlying funds, PanAgora Asset Management, Inc. (“PanAgora”), an affiliate of Putnam Management, will serve as the sub-adviser responsible for the day-to-day management of the underlying fund’s portfolio. On the Effective Date, each Fund will have a policy to invest, under normal circumstances, in underlying funds (which, for purposes of this policy, include money market mutual funds advised by Putnam Management or its affiliates) such that, in the aggregate, the Fund has indirect exposure to investments that meet Putnam Management’s or PanAgora’s, as applicable, sustainability or ESG criteria and that represent at least 80% of the value of its net assets. After the Effective Date, this policy may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG or sustainability criteria to investments that are not subject to the Fund’s 80% policy, and such investments may not meet the applicable ESG or sustainability criteria.

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The following table displays each Fund’s expected, initial approximate allocations to each asset class and underlying fund. The table does not reflect temporary investments in money market funds advised by Putnam Management or its affiliates or in cash or cash equivalents.

Underlying Fund*	Year	2065	2060	2055	2050	2045	2040	2035	2030	2025	Maturity Fund
Putnam Sustainable Leaders ETF	2023	47.6%	46.8%	44.7%	42.2%	39.6%	37.0%	33.3%	25.2%	16.4%	14.1%
	2024	47.6%	46.5%	44.2%	41.6%	39.1%	36.3%	32.4%	22.8%	15.6%	14.1%
Putnam Sustainable Future ETF	2023	23.8%	23.4%	22.3%	21.1%	19.8%	18.5%	16.6%	12.6%	8.2%	7.1%
	2024	23.8%	23.2%	22.1%	20.8%	19.5%	18.2%	16.2%	11.4%	7.8%	7.1%
Putnam PanAgora ESG International Equity ETF	2023	17.8%	17.6%	16.8%	15.8%	14.8%	13.2%	10.6%	7.6%	4.9%	4.2%
	2024	17.8%	17.4%	16.6%	15.6%	14.6%	12.7%	10.0%	6.8%	4.7%	4.2%
Putnam PanAgora ESG Emerging Markets Equity ETF	2023	5.9%	5.9%	5.6%	5.3%	4.9%	3.5%	1.0%	0.0%	0.0%	0.0%
	2024	5.9%	5.8%	5.5%	5.2%	4.8%	3.0%	0.4%	0.0%	0.0%	0.0%
Putnam ESG Core Bond ETF	2023	3.2%	4.4%	7.6%	11.4%	14.3%	20.0%	29.8%	43.3%	54.9%	51.7%
	2024	3.2%	4.9%	8.3%	12.0%	14.9%	21.7%	32.0%	46.9%	52.7%	51.7%
Putnam ESG High Yield ETF	2023	1.1%	1.5%	2.5%	3.8%	4.8%	4.9%	4.8%	6.1%	9.6%	16.9%
	2024	1.1%	1.6%	2.8%	4.0%	4.9%	4.8%	4.8%	6.5%	13.3%	16.9%
Putnam ESG Ultra Short ETF	2023	0.5%	0.5%	0.5%	0.5%	1.8%	3.0%	4.0%	5.2%	6.0%	6.0%
	2024	0.5%	0.5%	0.5%	0.7%	2.1%	3.2%	4.3%	5.5%	6.0%	6.0%
Equity**	2023	95.2%	93.7%	89.4%	84.3%	79.1%	72.2%	61.4%	45.4%	29.5%	25.4%
	2024	95.2%	92.9%	88.4%	83.3%	78.1%	70.2%	59.0%	41.1%	28.0%	25.4%
Fixed Income**	2023	4.8%	6.3%	10.6%	15.7%	20.9%	27.8%	38.6%	54.6%	70.5%	74.6%
	2024	4.8%	7.1%	11.6%	16.7%	21.9%	29.8%	41.0%	58.9%	72.0%	74.6%

* Due to rounding, allocations shown in the table above may not total 100%. In addition, because of rounding in the calculation of allocations among underlying funds and market fluctuations, actual allocations might be more or less than these percentages.

** Equity and fixed-income allocations are hypothetical estimates based on an assumption that each of Putnam Sustainable Leaders ETF, Putnam Sustainable Future ETF, Putnam PanAgora ESG International Equity ETF, and Putnam PanAgora ESG Emerging Markets Equity ETF is equivalent to an equity investment and each of Putnam ESG Core Bond ETF, Putnam ESG High Yield ETF and Putnam ESG Ultra Short ETF is equivalent to a fixed-income investment. Actual allocations will vary.

Each Fund’s target allocations may differ from the allocations shown in the table above. For each Fund other than Putnam Sustainable Retirement Maturity Fund (“Maturity Fund”), Putnam Management may change the glide path, the Fund’s target allocations, and the underlying funds in which it invests at any time, although Putnam Management generally expects these changes (other than the tactical adjustments described below) to be infrequent and generally in response to longer-term structural changes (i.e., in the average retirement age or life expectancy) that lead the Fund’s portfolio managers to determine that a change is advisable. Putnam Management may also make tactical adjustments from time to time in a Fund’s (other than Maturity Fund’s) allocations to underlying funds in response to market conditions within a range of +/- 15% from the allocations to fixed-income and equity asset classes as presented in the Fund’s glide path (provided below). For Maturity Fund, Putnam Management may change the Fund’s target allocations and the underlying funds in which it invests at any time, although Putnam Management generally expects these changes to be infrequent and generally in response to longer-term structural changes that lead the Fund’s portfolio managers to determine that a change is advisable.

On the Effective Date, each Fund, through its investments in underlying funds, will make use of a range of ESG- and sustainability-oriented investment strategies and will invest across a variety of asset classes. For example, Putnam Management’s sustainability criteria for the investments of Putnam Sustainable Leaders ETF and Putnam Sustainable Future ETF (two of the underlying funds that invest primarily in equities) are expected to differ from the ESG approach used by Putnam Management for the fixed-income underlying funds, and from PanAgora’s quantitatively-oriented ESG equity approach for the underlying funds that it subadvises. These differences may arise both from differences in the underlying funds’ asset classes (such as the characteristics of non-U.S. versus U.S. issuers, or the differences between equity and fixed-income investments) as well as from different managers’ styles. In implementing an underlying fund’s investment strategy, the portfolio managers of the underlying fund may apply and weigh different ESG criteria differently than the portfolio managers of the other underlying funds. There are also expected to be differences in how the portfolio managers of the underlying funds source ESG-related or sustainability-oriented research (e.g., proprietary versus third-party research) and/or their approach to selecting companies based on ESG or sustainability criteria.

Pending investment in underlying funds, each Fund also expects to temporarily invest cash balances resulting from purchase activity by Fund shareholders in Putnam Government Money Market Fund, a mutual fund sponsored by Putnam Management, or in cash or cash equivalents. The Fund also expects to invest a portion of its assets in Putnam Government Money Market Fund or in cash or cash equivalents in order to manage shareholder redemptions. The percentage of a Fund invested in Putnam Government Money Market Fund is expected to vary over time and will depend on the level of purchase and redemption activity by Fund shareholders.

Information about the underlying funds’ investment strategies and risks is provided below. On the Effective Date, each Fund will be subject to the investment risks associated with the underlying funds. The relative significance of these risks will vary over time based on the Fund’s target allocations to the underlying funds and to equity and fixed-income asset classes, which may change from time to time as discussed above.

Putnam Sustainable Leaders ETF (“Sustainable Leaders ETF”)

Putnam Sustainable Future ETF (“Sustainable Future ETF”)

Goal

Sustainable Leaders ETF and Sustainable Future ETF each seek long-term capital appreciation.

Investments

Sustainable Leaders ETF invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to financially material sustainable business practices. In evaluating investments for Sustainable Leaders ETF, Putnam Management views “financially material sustainable business practices” as business practices that it believes are reasonably likely to impact the financial condition or operating performance of a company and that relate to environmental, social, or corporate governance issues. Putnam Management identifies relevant environmental, social, or corporate governance issues on a sector-specific basis using an internally developed materiality map, which is informed by the sustainability issues identified by the Sustainability Accounting Standards Board as material to companies within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of these ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. Stocks of companies that exhibit a commitment to financially material sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Sustainable Leaders ETF may consider, among other factors, a company’s sustainable business practices (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Under normal circumstances, Sustainable Leaders ETF invests at least 80% of the value of its net assets in securities that meet Putnam Management’s sustainability criteria. These criteria are based on the proprietary materiality map described above. In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by Putnam Management. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens. Putnam Management may not apply sustainability criteria to investments that are not subject to Sustainable Leaders ETF’s 80% policy, and such investments may not meet Putnam Management’s sustainability criteria. In selecting each investment, Sustainable Leaders ETF’s investment manager, Putnam Management, focuses on companies that have a demonstrated commitment to sustainable business practices in areas that are relevant and material to their long-term financial returns and risk profiles. Putnam Management believes that companies that have exhibited such a commitment also often demonstrate potential for strong financial growth. This commitment may be reflected through ESG policies, practices, or outcomes. Sustainable Leaders ETF’s approach to sustainable investing incorporates fundamental research together with consideration of ESG criteria. Environmental factors include, for example, a company’s carbon intensity and use of resources like water or minerals. Sustainability measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social factors include, for example, labor practices and supply chain management. Sustainability measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance factors include, for example, board composition and executive compensation. Sustainability measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s strategic sustainability objectives. The integrated approach of Sustainable Leaders ETF combines analysis of the growing body of ESG data and deep fundamental analysis and looks for companies that demonstrate leadership, beyond compliance, on relevant sustainability issues. The characteristics that Putnam Management may use when considering sustainability leadership include:

(i) Materiality. The company is focused on sustainability issues that are relevant to long-term business success.

(ii) Creativity and proactiveness. The company’s sustainability characteristics go beyond compliance to demonstrate heightened commitment.

(iii) Transparency. The company’s goals are specific, with candid and consistent progress reporting.

(iv) Impact. The sustainability characteristics create benefits that are meaningful both at the company and more broadly.

Sustainable Future ETF invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

For Sustainable Future ETF, Putnam Management’s approach to sustainable investing incorporates fundamental research together with consideration of sustainable environmental, social and economic development impact. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate potential for strong financial growth. Under normal circumstances, Sustainable Future ETF invests at least 80% of the value of its net assets in securities that meet Putnam Management’s sustainability criteria. These criteria are based on a proprietary sustainability solutions map that links to the United Nations Sustainable Development Goals. In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by Putnam Management. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment Putnam Management considers the extent to which a company’s products or services may provide solutions to forward-looking sustainability needs, creating positive impact in environmental, social and economic development areas. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens. Environmental impacts may include, for example, reduction of carbon emissions and improved water quality. Social impacts may include, for example, improvements in employee well-being, supplier standards, or access to products, information, or security. Economic development impacts may include, for example, stakeholder analysis and shared value approaches to business practices, access to economic opportunity, or improvements in operational effectiveness or efficiency.

Each of Sustainable Leaders ETF and Sustainable Future ETF is an actively managed ETF that operates pursuant to an exemptive order from the SEC (Order) and does not publicly disclose its complete portfolio holdings each business day. Instead, each fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of each fund but is not each fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which each fund invests (Representative ETFs); and (3) cash and cash equivalents.

Each of Sustainable Leaders ETF and Sustainable Future ETF also publishes each business day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior business day’s Tracking Basket compared to the holdings of each fund that formed the basis for each fund’s calculation of net asset value per share (NAV) at the end of the prior business day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to each of Sustainable Leaders ETF and Sustainable Future ETF’s actual portfolio in percentage terms.

Putnam PanAgora ESG International Equity ETF (“PanAgora International Equity ETF”)
Putnam PanAgora ESG Emerging Markets Equity ETF (“PanAgora Emerging Markets Equity ETF”)

Goals

PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF each seek long-term capital appreciation.

Investments

PanAgora International Equity ETF invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States, with a focus on companies that PanAgora International Equity ETF’s subadviser, PanAgora, believes offer attractive benchmark-relative returns and exhibit positive ESG metrics.

PanAgora Emerging Markets Equity ETF invests mainly in common stocks (growth or value stocks or both) of emerging markets companies of any size, with a focus on companies that PanAgora Emerging Markets Equity ETF’s subadviser, PanAgora, believes offer attractive benchmark-relative returns and exhibit positive ESG metrics.

In evaluating and selecting investments for each of PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF, PanAgora employs a proprietary framework using quantitative models that identify companies that offer above-market return potential based on their ESG metrics together with other proprietary factors measuring a company’s financial and operational health and then construct a portfolio that integrates return potential and ESG metrics.

PanAgora believes that the manner in which a company addresses environmental issues is relevant to the company’s productivity and management capability. PanAgora uses advanced statistical and machine learning techniques, together with third-party and proprietary data sources, in evaluating companies’ ESG metrics and return potential. As part of its analysis of a company, PanAgora may utilize metrics and information regarding the company’s carbon emissions, water use and pollution. PanAgora believes that social concerns such as employee happiness are relevant to overall company productivity and the company’s position within its industry. As part of its analysis of social concerns, PanAgora may use metrics and information regarding employee sentiment, gender diversity, corporate benefits and corporate culture. PanAgora believes that the manner in which a company is governed may have a significant impact on the company’s value. As part of its analysis of company governance, PanAgora may use metrics and information regarding a company’s compensation practices, board experience, accounting practices and degree of candor in corporate communication. The ESG metrics and information used in the portfolio construction process may change over time and may not be relevant to all companies that are eligible for investment by each of PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF.

PanAgora believes that the manner in which a company is governed may have a significant impact on the company’s value. As part of its analysis of company governance, PanAgora may use metrics and information regarding a company’s compensation practices, board experience, accounting practices and degree of candor in corporate communication. PanAgora believes that when directors of a company also serve on boards of other companies they typically gain information, expertise and connections and that, generally speaking, the longer a director’s tenure, the more that the director knows about the company.

Under normal circumstances, each of PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF invests at least 80% of its net assets in equity securities of companies that meet PanAgora’s ESG criteria. PanAgora will assign each company an ESG rating based on proprietary ESG scores plus other proprietary factors measuring a company’s financial and operational health. In order to meet PanAgora’s ESG criteria, a company must have an ESG rating above 0, reflecting more positive characteristics. PanAgora assigns companies an ESG rating that ranges from -2 to +2, although the range of scores may change over time. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. PanAgora may not apply ESG criteria to investments that are not subject to each fund’s 80% policy, and such investments may not meet PanAgora’s ESG criteria.

With respect to PanAgora Emerging Markets Equity ETF, emerging markets include countries in the MSCI Emerging Market Index or countries that PanAgora considers to be emerging markets based on an evaluation of their level of economic development or the size and experience of their securities markets.

Each of PanAgora International Equity ETF’s and PanAgora Emerging Markets Equity ETF’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). PanAgora International Equity ETF invests mainly in developed countries but may also invest in emerging markets.

Each of PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF may engage in a variety of transactions involving derivatives, such as forward contracts, futures, options, warrants and swap contracts although they do not represent a primary focus of PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF.

PanAgora may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While PanAgora may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

From time to time, each of PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF may invest a significant portion of its assets in companies in one or more related industries or sectors. From time to time, each fund may invest a significant portion of its assets in companies in one or more related geographic regions, such as Asian or Pacific Basin countries.

Putnam ESG Core Bond ETF (“Core Bond ETF”)

Putnam ESG High Yield ETF (“High Yield ETF”)

Putnam ESG Ultra Short ETF (“Ultra Short ETF”)

Goal

Core Bond ETF seeks high current income consistent with what Putnam Management believes to be prudent risk.

High Yield ETF seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Ultra Short ETF seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

Investments

Core Bond ETF invests mainly in a diversified portfolio of investment-grade fixed-income securities, with a focus on companies or issuers that Putnam Management, Core Bond ETF’s investment manager, believes meet relevant ESG criteria on a sector-specific basis.

Core Bond ETF invests mainly in bonds of governments and private companies that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that Putnam Management believes are of comparable quality. Core Bond ETF may invest in below-investment-grade investments. However, Core Bond ETF will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities that Putnam Management believes are of comparable quality. Core Bond ETF will not necessarily sell an investment if its rating is reduced (or increased) after purchase. Core Bond ETF may also invest in foreign fixed-income investments, although foreign investments do not represent a primary focus of Core Bond ETF.

High Yield ETF invests mainly in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”) with a focus on companies or issuers that Putnam Management, High Yield ETF s investment manager, believes meet relevant ESG criteria on a sector-specific basis. High Yield ETF invests mainly in bonds that also have one or more of the following characteristics: (1) are obligations of U.S. companies or issuers and (2) have intermediate- to long-term maturities (three years or longer). High Yield ETF invests with a focus on companies or issuers that Putnam Management believes meet relevant ESG criteria.

Ultra Short ETF invests in a diversified short-duration portfolio of fixed-income securities comprised of investment-grade money market and other fixed-income securities, including U.S. dollar-denominated foreign securities of these types, with a focus on companies or issuers that Putnam Management, Ultra Short ETF’s investment manager, believes meet relevant ESG criteria.

Ultra Short ETF’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. Ultra Short ETF may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of Ultra Short ETF’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive Ultra Short ETF is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of Ultra Short ETF is not expected to exceed four years.

Each of Core Bond ETF, High Yield ETF and Ultra Short ETF may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, each of Core Bond ETF and Ultra Short ETF invests at least 80% of the value of its net assets in fixed-income securities that meet Putnam Management’s ESG criteria, while High Yield ETF invests at least 80% of the value of its net assets in fixed-income securities rated below investment grade that meet Putnam Management’s ESG criteria. These policies are non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG criteria to investments that are not subject to Core Bond ETF’s and Ultra Short ETF’s 80% policies, and such investments may not meet Putnam Management’s ESG criteria.

In evaluating investments for each of Core Bond ETF, High Yield ETF and Ultra Short ETF, Putnam Management identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of these ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Putnam Management will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam

Management’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Putnam Management. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

Each of Core Bond ETF’s, High Yield ETF’s and Ultra Short ETF’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Putnam Management uses a sector-specific approach in evaluating investments for Core Bond ETF, High Yield ETF and Ultra Short ETF. For Core Bond ETF and Ultra Short ETF, in the corporate credit sector, Putnam Management combines fundamental analysis and relevant ESG insights with a forward-looking perspective. Putnam Management believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile, which can limit tail risk and ratings volatility in credit portfolios (i.e. the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility. For Core Bond ETF and Ultra Short ETF, Putnam Management believes that securitized debt instruments present unique challenges in applying ESG criteria due to the presence of various asset types, the counterparties involved, and the complex structure of the securitized debt market, along with a lack of available ESG-related data. In evaluating securitized debt instruments for potential investment for Core Bond ETF and Ultra Short ETF, Putnam Management takes a broad approach, analyzing both the terms of the transaction, including the asset type being securitized and structure of the securitization, as well as key counterparties. Opportunities are analyzed at the asset level within each securitization and each subsector to identify assets that meet relevant ESG thresholds. Additionally, in evaluating securitized debt instruments, Putnam Management analyzes relevant ESG criteria regarding the originator, servicers, or other relevant counterparties. In the sovereign debt sector, Putnam Management uses quantitative modeling and fundamental research to evaluate countries across a variety of ESG criteria (i.e., natural resource dependence and level of public corruption) and non-ESG criteria (i.e., global economic conditions, market valuations and technicals). Putnam Management believes that sovereign issuers with better ESG scores generally benefit from lower borrowing costs and that ESG criteria may influence the perception of the credit risk of a country’s debt. Countries are evaluated both on current ESG metrics and the extent of recent progress.

For each of Core Bond ETF, High Yield ETF and Ultra Short ETF, Putnam Management evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Putnam Management believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to the main investment strategies described above, Core Bond ETF and Ultra Short ETF may make other types of investments, such as investments in assignments of and participations in fixed and floating rate bank loans, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. High Yield ETF may make other types of investments, such as investments in equity securities, asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate bank loans. Each fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

Investment Strategy-Related Risks of the Underlying Funds

Sustainability and ESG Investing risk. Investing in underlying funds with an ESG or sustainability focus may result in the Fund having exposure to underlying funds that invest in certain types of companies, industries or sectors that the market may not favor. In evaluating an investment opportunity for the underlying funds, Putnam Management or PanAgora may make investment decisions without the availability of optimal ESG-related data (which may be even less available with securitized debt instruments) or based on information and data that is incomplete or inaccurate. Sustainability and ESG metrics are not uniformly defined, and applying such metrics involves subjective assessments. Sustainability and ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. Putnam Management and PanAgora do not rely exclusively on third-party data providers in evaluating sustainability and ESG criteria for the underlying funds. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, particularly with respect to companies in emerging market countries, which may adversely impact the investment process. In addition, the business practices, products or services of issuers in which an underlying fund invests may change over time. As a result of these possibilities, among others, an underlying fund may temporarily hold securities that are inconsistent with the underlying fund’s ESG or sustainability investment criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG and/or sustainability criteria could have a material adverse effect on the underlying fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. The underlying funds do not restrict investments based solely on “negative screens”, and the fixed-income underlying funds do not restrict their fixed-income investments to “green bonds” (i.e., U.S. dollar-denominated bonds designated as “green” by the Climate Bonds Initiative). For the underlying funds that pursue fixed-income investment strategies, because fixed-income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. In addition, holders of fixed-income investments do not typically have voting rights, unlike holders of equity investments who have the right to vote on issuer proposals, including ESG-related proposals, which limits the opportunity to provide input on fixed-income issuer proposals.

Market Risk. The value of investments in the underlying funds’ portfolios may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the underlying funds’ portfolio holdings. The novel coronavirus

(COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the underlying funds invest and exacerbate other risks that apply to the underlying funds. These effects could negatively impact the Fund’s performance and lead to losses on your investment in the Fund.

Common stock risk. (For all underlying funds except Core Bond ETF, High Yield ETF and Ultra Short ETF) Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

Growth investing risk. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Value investing risk. Value stocks may fail to rebound, and the market may not favor value-style investing. Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor.

Small and midsize companies risk. Stocks of small and midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Industry or sector concentration risk. (For all underlying funds except Core Bond ETF, High Yield ETF and Ultra Short ETF) From time to time, an underlying fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the underlying fund more vulnerable to adverse developments affecting those industries or sectors.

Model Risk. (For all underlying funds except Sustainable Leaders ETF, Sustainable Future ETF and High Yield ETF) If the quantitative models or data that are used in managing an underlying fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results, and the underlying fund may realize losses. Additionally, market movements are likely to change the risk levels and risk allocations of the underlying fund. Investments made based on quantitative models may perform differently from the market as a whole.

Foreign investment risk. (For all underlying funds except Ultra Short ETF, Sustainable Leaders ETF and Sustainable Future ETF) The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. There may be less publicly-available information, or less reliable publicly-available information, about foreign companies (including information related to companies’ ESG practices), particularly with respect to emerging market companies, than publicly-available information regarding U.S. companies. As a result, an underlying fund’s ability to evaluate a foreign company, including with respect to its ESG or sustainability practices, may be more limited than its ability to evaluate a U.S. company.

Geographic focus risk. (For PanAgora International Equity ETF and PanAgora Emerging Markets Equity ETF) From time to time, an underlying fund may invest a significant portion of its assets in companies in one or more related geographic regions, industries or sectors, such as European and Asian countries, which would make the Fund more vulnerable to adverse developments affecting those geographic regions, industries or sectors, including political, economic, or other developments adversely impacting ESG or sustainable investing.

Fixed-income investments risk. (For Core Bond ETF, High Yield ETF and Ultra Short ETF) The risks associated with fixed-income investments include interest rate risk, which is the risk that the value of an underlying fund’s investments is likely to fall if interest rates rise. Fixed-income investments are also subject to credit risk, which is the risk that the issuer of a fixed-income investment may default on payment of interest or principal. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest rate risk is generally greater for longer-term debt. Fixed-income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The underlying fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The underlying fund’s investments in mortgage-backed securities, and in certain other securities and derivatives, may be or become illiquid. The underlying fund’s investments in mortgage-backed securities may make the underlying fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

One of the underlying funds, High Yield ETF, invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or in unrated investments that Putnam Management believes are of comparable quality. The underlying fund may invest up to 15% of the underlying fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments, or in unrated investments that Putnam Management believes are of comparable quality. This includes investments in the lowest rating category of the rating agency. The underlying fund will not necessarily sell an investment if its rating is reduced after Putnam Management buys it. Investments rated below BBB or its equivalent are below-investment-grade in quality. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for the underlying fund to sell the investment at a price approximating the value Putnam Management had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the underlying fund to buy or sell certain debt instruments or to establish their fair values.

Derivatives risk. (For all underlying funds except Sustainable Leaders ETF and Sustainable Future ETF) An underlying fund’s use of derivatives may increase the risks of investing in the underlying fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the underlying fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failure), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Floating rate loan risk. (For Core Bond ETF, High Yield ETF and Ultra Short ETF) To the extent an underlying fund holds floating rate loans, interest rate risk may be reduced but will not be eliminated. While floating rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loans, such as the underlying fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the underlying fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions is typically longer than seven days, and it is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

Portfolio turnover rate risk. From time to time an underlying fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Management and Operational Risk. There is no guarantee that the investment techniques, analyses, or judgments that Putnam Management or PanAgora, as applicable, applies in making investment decisions for the underlying funds will produce the intended outcome or that the investments they select for the underlying funds will perform as well as other securities that were not selected for the underlying funds. Putnam Management, PanAgora, or the underlying funds’ other service providers, may experience disruptions or operating errors that could negatively impact the underlying funds.

Risks Related to Investing in Exchange-Traded Funds (“ETFs”)

As ETFs, shares of the underlying funds are traded in the secondary market. Prior to trading in the secondary market, shares of the underlying funds are “created” at NAV by market makers, large investors and institutions (collectively, “authorized participants”) only in creation units. A creation transaction generally takes place when an authorized participant deposits into an underlying fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, in exchange for a specified number of creation units. Similarly, shares of an underlying fund can be redeemed only in creation units, generally for a designated portfolio of securities, assets or other positions held by the underlying fund and an amount of cash (including any portion of such securities for which cash may be substituted), if any.

Fluctuation of net asset value (“NAV”) and share price risk. Shares of the underlying funds may trade at a larger premium or discount to their NAV than shares of other ETFs. The NAV of an underlying fund will generally fluctuate with changes in the market value of the underlying fund’s holdings. Underlying fund shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for an underlying fund’s shares may result in the underlying fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the underlying fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares of the underlying funds may become less liquid in response to deteriorating liquidity in the markets for the underlying funds’ portfolio holdings.

Authorized participant concentration risk. Only an authorized participant may engage in creation and redemption transactions directly with an underlying fund. The Fund is not an authorized participant and can only purchase and sell underlying fund shares in the secondary market at market prices or through an authorized participant. The underlying fund has a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/ or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for underlying fund shares, or underlying fund shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.

Trading issues risk. The underlying funds have a limited public trading history. Sustainable Leaders ETF and Sustainable Future ETF began trading publicly in May 2021, while PanAgora International Equity ETF, PanAgora Emerging Markets Equity ETF, Core Bond ETF, High Yield ETF, and Ultra Short ETF have not yet commenced trading publicly. There can be no assurance that an active trading market will develop or be maintained or that the market for underlying fund shares will operate as intended, which could lead to the underlying funds’ shares trading at wider spreads and larger premiums and discounts to NAV than other actively managed ETFs, particularly during periods of market disruption or volatility. As a result, it may cost the Fund more to trade underlying fund shares than shares of other ETFs. There is no guarantee that the underlying fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the underlying fund’s shares or to submit purchase and redemption orders for creation units.

The market prices of an underlying fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the underlying fund’s NAV, the intraday value of the underlying fund’s holdings and supply and demand for the underlying fund’s shares. Putnam Management cannot predict whether an underlying fund’s shares will trade above, below or at their NAV or the intraday value of the underlying fund’s holdings. During periods when an underlying fund is trading below its NAV, the Fund may incur significant losses if it sells its underlying fund shares.

The securities held by an underlying fund may be traded in markets that close at a different time than the exchange on which the underlying fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the NAV of the underlying funds’ shares may widen.

Large shareholder risk. Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management (including the Funds) or third parties, will from time to time own (beneficially or of record) or control a substantial amount of an underlying fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the underlying fund. Dispositions of a large number of shares by these shareholders may adversely affect the underlying fund’s liquidity and net assets to the extent such transactions are executed directly with the underlying fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the underlying fund to sell securities, which may increase the underlying fund’s brokerage costs. To the extent these large shareholders transact in shares of the underlying fund on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect (upward or downward) on the market price of the underlying fund’s shares.

Cash transactions risk. (For all underlying funds except Sustainable Leaders ETF and Sustainable Future ETF) Some of the underlying funds may effect creations and redemptions in cash or partially in cash. Therefore, an underlying fund may be required to sell portfolio securities, incur transaction costs, and subsequently recognize gains on such sales that the underlying fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments by a Fund in an underlying fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. An underlying fund may also incur transaction costs in connection with creations effected in cash (in whole or in part).

Semi-transparent ETF risk. (For Sustainable Leaders ETF and Sustainable Future ETF) Two of the underlying funds, Putnam Sustainable Leaders ETF and Putnam Sustainable Future ETF (the “Semi-Transparent ETFs”), are different from traditional ETFs, including the other underlying funds. Traditional ETFs disclose to the public what assets they hold each day. However, the Semi-Transparent ETFs do not. This may create additional risks for an investment in the Semi-Transparent ETFs, including that an investor may have to pay more money to trade the Semi-Transparent ETF’s shares in light of the fact that the Semi-Transparent ETF will provide less information to traders, who tend to charge more for trades when they have less information. The price an investor pays to buy or sell an ETF’s shares on an exchange may not match the value of the ETF’s portfolio, and these price differences may be greater for the Semi-Transparent ETFs compared to other ETFs because they provide less information to traders. These additional risks may be even greater in adverse or uncertain market conditions.

The differences between the Semi-Transparent ETFs and other ETFs may also have advantages. By keeping certain information about the Semi-Transparent ETFs secret, a Semi-Transparent ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the Semi-Transparent ETF’s performance. If other traders are able to copy or predict the Semi-Transparent ETF’s investment strategy, however, this may hurt the Semi-Transparent ETF’s performance.

Tracking basket structure risk. (For Sustainable Leaders ETF and Sustainable Future ETF) The Semi-Transparent ETFs are actively managed ETFs that operate pursuant to an exemptive order from the Securities and Exchange Commission and do not publicly disclose their complete portfolio holdings each business day. Instead, each Semi-Transparent ETF publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Semi-Transparent ETF but is not the Semi-Transparent ETF’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the Semi-Transparent ETF’s investments are selected (“Strategy Components”); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Semi-Transparent ETF invests; and (3) cash and cash equivalents.

A Semi-Transparent ETF’s Tracking Basket structure may affect the price at which shares of the Semi-Transparent ETF trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of each Semi-Transparent ETF at or close to its NAV per share, there is a risk that market prices will vary significantly from NAV. The Semi-Transparent ETFs, which trade on the basis of a published Tracking Basket, may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. In addition, although each Semi-Transparent ETF seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify the Semi-Transparent ETF’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Semi-Transparent ETF and its shareholders, such as front running the Semi-Transparent ETF’s trades of portfolio securities.

Arbitrage risk. (For Sustainable Leaders ETF and Sustainable Future ETF) Unlike ETFs that publicly disclose their complete portfolio holdings each business day, each Semi-Transparent ETF provides certain other information intended to allow market participants to estimate the value of positions in the Semi-Transparent ETF’s shares. Although this information is designed to facilitate arbitrage opportunities in the Semi-Transparent ETF’s shares to reduce bid/ask spreads and minimize discounts or premiums between the market price and NAV of the Semi-Transparent ETF shares, there is no guarantee the Semi-Transparent ETF’s arbitrage mechanism will operate as intended and that the Semi-Transparent ETF will not experience wide bid/ask spreads and/or large discount or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Semi-Transparent ETF’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Semi-Transparent ETF’s performance.

Trading halt risk. (For Sustainable Leaders ETF and Sustainable Future ETF) There may be circumstances where a security held in a Semi-Transparent ETF’s portfolio but not in the Tracking Basket does not have readily available market quotations. If Putnam Management determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Semi-Transparent ETF’s portfolio, will be publicly disclosed on the Semi-Transparent ETF’s website, and Putnam Management will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Semi-Transparent ETF and its shareholders. In addition, if securities representing 10% or more of the Semi-Transparent ETF’s portfolio do not have readily available market quotations, Putnam Management would promptly request the exchange to halt trading of the Semi-Transparent ETF, meaning that investors (including the Fund) would not be able to trade their shares. Trading may also be halted in other circumstances, for example, due to market conditions.

Putnam Sustainable Retirement Funds’ Glide Path

For each Fund other than Maturity Fund, target allocations among asset classes and underlying funds will increasingly emphasize capital preservation and income over time and will change gradually based on the number of remaining years until the Fund’s target date, as shown in the following predetermined “glide path” below. Putnam Management will adjust these Funds’ allocations at the end of each calendar quarter based on the glide path. Over a five-year period, each of these Fund’s allocations will gradually change to resemble the allocations of the Fund with the next earliest target date. For Maturity Fund, target allocations among asset classes and underlying funds are not expected to change over time. Putnam Management will rebalance Maturity Fund’s investments towards its target allocations on a quarterly basis. The glide path does not reflect temporary investments in money market funds advised by Putnam Management or its affiliates or in cash or cash equivalents.

Asset class weightings are hypothetical estimates based on an assumption that each of Putnam Sustainable Leaders ETF, Putnam Sustainable Future ETF, Putnam PanAgora ESG International Equity ETF, and Putnam PanAgora ESG Emerging Markets Equity ETF is equivalent to an equity investment and each of Putnam ESG Core Bond ETF, Putnam ESG High Yield ETF, and Putnam ESG Ultra Short ETF is equivalent to a fixed-income investment. The managers of the underlying funds may adjust those funds’ allocations among asset classes from time to time consistent with their investment goals, and, consequently, actual allocations will vary. Because of rounding in the calculation of allocations among underlying funds and of asset class weighting, actual allocations may be more or less than these percentages.

Additional Information Concerning the Repositioning:

In connection with the Repositioning, the Trust’s Board of Trustees also approved an amendment to the expense limitation agreement between Putnam Management and the Trust that would lower the current total expense cap on each class of each Fund (exclusive of payments under the Fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, and extraordinary expenses) by 0.05%, effective as of the Effective Date.

Each Fund currently invests its assets in other Putnam funds (the “Current Underlying Funds”). In order to effect the Repositioning, shortly before the Effective Date the Funds will redeem their entire investment in the Current Underlying Funds and invest those proceeds in the underlying funds. The redemption of the Funds’ investments in the Current Underlying Funds will result in transaction costs and, depending on market conditions at the time, could also result in the realization of capital gains that will be distributed to taxable Fund shareholders as taxable distributions. Shareholder approval of the Repositioning is not required.

The information provided above regarding the Funds, including, without limitation, the Funds’ investment strategies and risks following the Repositioning, the risks of investing in the underlying funds, and the Funds’ allocations to the underlying funds and asset classes, is subject to change.

This supplement is not an offer to sell the underlying funds’ securities and is not soliciting an offer to buy the underlying funds’ securities. The registration statement for each of Putnam PanAgora ESG International Equity ETF, Putnam PanAgora ESG Emerging Markets Equity ETF, Putnam ESG Core Bond ETF, Putnam ESG High Yield ETF, and Putnam ESG Ultra Short ETF has been filed with the Securities and Exchange Commission but is not yet effective, and the securities of these underlying funds are, therefore, not available for sale.

Shareholders should retain this Supplement for future reference.

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